UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 11, 2006
American Casino & Entertainment Properties LLC
(Exact name of registrant as specified in its charter)

Delaware	333-118149	20-0573058

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2000 Las Vegas Boulevard South, Las Vegas, NV	89104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 383-5242
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Definitive Material Agreement
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01(d) Exhibits
SIGNATURES
EX-10.1: AMENDED AND RESTATED CREDIT AGREEMENT
EX-10.2: REAFFIRMATION AGREEMENT
EX-10.3: FIRST MODIFICATION TO DEED OF TRUST
EX-10.4: FIRST MODIFICATION TO DEED OF TRUST
EX-10.5: FIRST MODIFICATION TO DEED OF TRUST
EX-10.6: FIRST MODIFICATION TO DEED OF TRUST
EX-10.7: FIRST MODIFICATION TO DEED OF TRUST

Section 1 – Registrant’s Business and Operations
Item 1.01 – Entry into a Definitive Material Agreement.
Section 2 – Financial Information
Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     We entered into an amended and restated credit agreement, or the Credit Agreement, dated as of May 9, 2006, that became effective as of May 11, 2006, with certain of our subsidiaries, as Guarantors, the Several Lenders thereto, Wells Fargo Bank, N.A., as Syndication Agent, CIT Lending Services Corporation, U.S. Bank, NA and Comerica West Incorporated, as Co-Documentation Agents, Bear Stearns Corporate Lending Inc., as Administrative Agent, and Bear, Stearns & Co. Inc., as Sole Lead Arranger and Sole Bookrunner. The Credit Agreement amends and restates, and is on substantially the same terms, as a credit agreement entered into as of January 29, 2004.
     Under the Credit Agreement, we will be permitted to borrow up to $60.0 million. Obligations under the Credit Agreement are secured by liens on substantially all of our assets and the assets of our subsidiaries (other than certain immaterial subsidiaries), including pledges of the equity of our subsidiaries, notes and other debt securities issued by us or our subsidiaries and owned by us or our subsidiaries. The Credit Agreement has a term of four years and all amounts will be due and payable on May 10, 2010. Advances under the Credit Agreement will be in the form of either base rate loans or Eurodollar loans, each as defined in the Credit Agreement.
     The Credit Agreement includes covenants that, among other things, restrict the incurrence of additional indebtedness by us and our subsidiaries, the issuance of disqualified or preferred stock, as defined, the creation of liens by us or our subsidiaries, the sale of assets, mergers, consolidations or sales of substantially all of our assets, the lease or grant of a license or concession, other agreements to occupy, manage or use our assets, the issuance of capital stock of restricted subsidiaries and certain related party transactions.
     The Credit Agreement also requires that, as of the last date of each fiscal quarter, our ratio of consolidated first lien debt to consolidated cash flow not be more than 1.0 to 1.0.
     Obligations under the Credit Agreement may be accelerated and become due and payable upon the occurrence of certain events of default as defined in the Credit Agreement, including failure to pay any principal component of any obligation when due and payable, the disposition of all or substantially all of our properties and the properties of our subsidiaries and failure to comply with any covenant or condition of any loan document, as defined in the Credit Agreement, and, in the case of certain affirmative covenants, subject to a 30 day cure period.
     The description set forth above is qualified in its entirety by the Credit Agreement and related documents, copies of which are filed as exhibits to this report and incorporated by reference.

Section 9 –	Financial Statements and Exhibits
Item 9.01(d) Exhibits

Exhibit 10.1 -	Amended and Restated Credit Agreement, dated as of May 9, 2006, among American Casino & Entertainment Properties LLC, as the Borrower, Certain Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Several Lenders from time to time parties thereto, Wells Fargo Bank N.A., as Syndication Agent, CIT Lending Services Corporation, U.S. Bank, NA and Comerica West Incorporated, as Co-Documentation Agents, Bear Stearns Corporate Lending Inc., as Administrative Agent, and Bear Stearns & Co. Inc., as Sole Lead Arranger and Sole Bookrunner.

Exhibit 10.2 -	Reaffirmation Agreement, dated as of May 9, 2006, among the Grantors thereto with Bear Sterns Corporate Lending Inc., as Administrative Agent.

Exhibit 10.3 -	First Modification to Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Stratosphere Corporation, as Trustor, to Lawyers Title of Nevada, as Trustee, for the benefit of Wilmington Trust Company, in its capacity as Indenture Trustee, for the benefit of the Secured Parties, as Beneficiary, dated as of May 9, 2006.

Exhibit 10.4 -	First Modification to Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Stratosphere Corporation, as Trustor, to Lawyers Title of Nevada, as Trustee, for the benefit of Bear Stearns Corporate Lending Inc., in its capacity as Administrative Agent, for the benefit of the Secured Parties, as Beneficiary, dated as of May 9, 2006.

Exhibit 10.5 -	First Modification to Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Stratosphere Land Corporation, as Trustor, to Lawyers Title of Nevada, as Trustee, for the benefit of Bear Stearns Corporate Lending Inc., in its capacity as Administrative Agent, for the benefit of the Secured Parties, as Beneficiary, dated as of May 9, 2006.

Exhibit 10.6 -	First Modification to Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Fresca, LLC, as Trustor, to Lawyers Title of Nevada, as Trustee, for the benefit of Bear Stearns Corporate Lending Inc., in its capacity as Administrative Agent, for the benefit of the Secured Parties, as Beneficiary, dated as of May 9, 2006.

Exhibit 10.7 -	First Modification to Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Arizona Charlie’s, LLC, as Trustor, to Lawyers Title of Nevada, as Trustee, for the benefit of Bear Stearns Corporate Lending Inc., in its capacity as Administrative Agent, for the benefit of the Secured Parties, as Beneficiary, dated as of May 9, 2006.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
By:	/s/ Denise Barton
Denise Barton
Senior Vice President, Chief Financial Officer Secretary and Treasurer

Date: May 16, 2006

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Credit Agreement, dated as of May 9, 2006, among American Casino & Entertainment Properties LLC, as the Borrower, certain subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Several Lenders from time to time party thereto, Wells Fargo Bank N.A., as Syndication Agent, CIT Lending Services Corporation, U.S. Bank, N.A. and Comerica West Incorporated, as Co-Documentation Agents, Bear Stearns Corporate Lending Inc., as Administrative Agent, and Bear, Stearns & Co. Inc., as Sole Lead Arranger and Sole Bookrunner.

Exhibit 10.2	Reaffirmation Agreement, dated as of May 9, 2006, among the Grantors thereto with Bear Sterns Corporate Lending Inc., as Administrative Agent.

Exhibit 10.3	First Modification to Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Stratosphere Corporation, as Trustor, to Lawyers Title of Nevada, as Trustee, for the benefit of Wilmington Trust Company, in its capacity as Indenture Trustee, for the benefit of the Secured Parties, as Beneficiary, dated as of May 9, 2006.

Exhibit 10.4	First Modification to Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Stratosphere Corporation, as Trustor, to Lawyers Title of Nevada, as Trustee, for the Benefit of Bear Stearns Corporate Lending Inc., in its capacity as Administrative Agent, for the benefit of the Secured Parties, as Beneficiary, dated as of May 9, 2006.

Exhibit 10.5	First Modification to Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Stratosphere Land Corporation, as Trustor, to Lawyers Title of Nevada, as Trustee, for the benefit of Bear Stearns Corporate Lending Inc., in its capacity as Administrative Agent, for the benefit of the Secured Parties, as Beneficiary, dated as of May 9, 2006.

Exhibit 10.6	First Modification to Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Fresca, LLC, as Trustor, to Lawyers Title of Nevada, as Trustee, for the benefit of Bear Stearns Corporate Lending Inc., in its capacity as Administrative Agent, for the benefit of the Secured Parties, as Beneficiary, dated as of May 9, 2006.

Exhibit 10.7	First Modification to Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made by Arizona Charlie’s, LLC, as Trustor, to Lawyers Title of Nevada, as Trustee, for the benefit of Bear Stearns Corporate Lending Inc., in its capacity as Administrative Agent, for the benefit of the Secured Parties, as Beneficiary, dated as of May 9, 2006.

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